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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): JUNE 20, 2005 (JUNE 20, 2005)



                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



            KANSAS                     333-48221              47-0549819
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)        File Number)        Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))



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                                EXPLANATORY NOTE

         On June 21, 2005, the Company's management and its Audit Committee concluded that the Consolidated Statement of Cash Flows included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2004 and in its Quarterly Reports on Form 10-Q for the first three interim periods of the fiscal year ended March 31, 2005 should be restated in order to reclassify approximately $27.1 million in restricted cash activity. For further discussion of the restatement, please see the Company's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 27, 2005.

         NBC Acquisition Corp., the Company's parent company, issued a press release on June 20, 2005, which the Company included as an exhibit to its Form 8-K filed with the SEC on June 20, 2005. This press release included a reconciliation of EBITDA to Net Cash Flows from Operating Activities which also set forth Net Cash Flows from Investing Activities and Financing Activities for the fiscal year ended March 31, 2005, the one month ended March 31, 2004, and the eleven months ended February 29, 2004. This press release has been revised to incorporate the aforementioned change and is attached hereto as Exhibit 99.1.

                        SECTION 2 - FINANCIAL INFORMATION

           ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

         On June 20, 2005, NBC Acquisition Corp., Nebraska Book Company, Inc.'s parent company, issued a press release regarding its financial results for its fiscal year ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                 ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             99.1 Press Release, dated as of June 20, 2005, of NBC Acquisition Corp.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEBRASKA BOOK COMPANY, INC.



         Date: June 27, 2005          /s/  Alan G. Siemek
                                      ---------------------------------------
                                      Alan G. Siemek
                                      Chief Financial Officer,
                                      Senior Vice President of Finance
                                      and Administration,
                                      Treasurer and Assistant Secretary






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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                DESCRIPTION
--------------      -----------------------------------------------------------------
    99.1            Press Release, dated as of June 20, 2005, of NBC Acquisition Corp.